                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT


                 THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into by and among MARTEK BIOSCIENCES CORPORATION, a Delaware corporation ("Martek"), and the purchasers listed on Schedule I hereto (individually a "Purchaser" and collectively the "Purchasers").

                 WHEREAS, Martek desires to sell and the Purchasers desire to purchase shares of common stock, par value $.10 per share, of Martek ("Common Stock") and warrants to purchase shares of Common Stock, for the consideration and upon the terms and conditions hereinafter set forth;

                 NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                 1.       Sale and Purchase of Common Shares and Warrants.

                          (a)     Initial Sale and Purchase.  Subject to the
terms and conditions hereof, Martek hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase, on the applicable Initial Purchase Closing Date (as defined below) shares of Common Stock (together with related share purchase rights pursuant to the Rights Agreement (the "Rights Agreement") between Martek and Registrar and Transfer Company, dated January 24, 1996, the "Common Shares") and stock purchase warrants (the "Initial Purchase Warrants," and together with the Common Shares, the "Initial Purchase Units") (all such purchases to be referred to collectively as the "Initial Purchase") at a price per Initial Purchase Unit (the "Initial Purchase Unit Price") equal to the average of the closing bid price of the Common Stock on the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded for the thirty (30) trading days ending on the trading day immediately preceding the applicable Initial Purchase Closing Date (as defined below). Each Initial Purchase Unit shall consist of one share of Common Stock and a warrant to purchase three tenths (3/10) of a share of Common Stock. The Initial Purchase Warrants shall have an exercise price per one whole share equal to one hundred and twenty percent (120%) of the applicable Initial Purchase Unit Price. All Initial Purchase Warrants acquired by a given Purchaser shall initially be represented by a single Common Stock Purchase Warrant in the form of Exhibit A hereto. The total purchase price to be paid by each Purchaser in the Initial Purchase is set forth opposite each Purchaser's name as that Purchaser's "initial purchase commitment" on Schedule I hereto. The number of Initial Purchase Units to be purchased by a Purchaser shall be equal to the dollar amount for "initial purchase commitment" set forth opposite the Purchaser's name on Schedule I hereto divided by the applicable Initial Purchase Unit Price. The total aggregate purchase price to be paid by all of the Purchasers in the Initial Purchase (the "Initial Purchase Price") shall not exceed $10,250,000.00.

                          (b)     Closing Dates for Initial Purchase.  The
parties contemplate that the Initial Purchase will be completed pursuant to multiple closings (each such date, an "Initial Purchase Closing Date") and this Agreement will be amended from time to time to add additional Purchasers as parties hereto, provided that the total Initial Purchase Price from all Purchasers will not exceed $10,250,000.00 and no closing shall be for less than $250,000.00 (except the closing on the final Initial Purchase Closing Date). The final Initial Purchase Closing Date shall occur no later than thirty (30) days following the First Initial Purchase Closing Date. The applicable Initial Purchase Closing Date for each Purchaser will be the date set forth beneath each Purchaser's name on the signature pages hereto. The first Initial Purchase Closing Date is April 27, 1998 (the "First Initial Purchase Closing Date").

                          (c)     Initial Closings; Payment of Purchase Price.
On each Initial Purchase Closing Date, the applicable Purchaser will pay and deliver to Martek that portion of the Initial Purchase Price set forth opposite such Purchaser's name as that Purchaser's "initial purchase commitment" on
Schedule I hereto by wire transfer of immediately available funds.

                          (d)     Initial Closings; Delivery of Common Shares
and Initial Purchase Warrants. On each Initial Purchase Closing Date, against delivery by the applicable Purchaser of that portion of the Initial Purchase Price to be paid by it, Martek will issue and deliver to such Purchaser (i) a certificate representing that number of the Common Shares to be purchased by Purchaser on such Initial Closing Date pursuant to Section 1(a), registered in the name of such Purchaser or the designated nominee(s) of such Purchaser and
(ii) a fully executed Initial Purchase Warrant to purchase that number of Common Shares as determined pursuant to Section 1(a).

                          (e)     Additional Sales and Purchases.  Subject to
the terms and conditions hereof, the Purchasers, severally and not jointly, hereby further agree to purchase from Martek, at Martek's request, at any time and from time to time during the period beginning nine (9) months following the First Initial Purchase Closing Date and ending on the two (2) year anniversary of the First Initial Purchase Closing Date (each such purchase requested by Martek, which shall occur on the same date as to all Purchasers, to be referred to as an "Additional Purchase" and the date of each such purchase to be referred to as an "Additional Purchase Closing Date"), (i) additional shares of Common Stock and (ii) additional warrants to purchase shares of Common Stock (the "Additional Purchase Warrants," and together with the additional shares of Common Stock, the "Additional Purchase Units"), in each case at a price per Additional Purchase Unit (the "Additional Purchase Unit Price") equal to the average of the closing bid price of the Common Stock on the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded for the thirty (30) trading days ending on the trading day immediately preceding the applicable Additional Purchase Closing Date, provided that:

                                  (i)      The closing bid price of the Common
         Stock on the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded on the trading day immediately preceding the Additional

         Purchase Closing Date is within twenty percent (20%) (higher or lower) of the weighted average of all Initial Purchase Unit Prices.

                                  (ii)     each Additional Purchase requested
         by Martek shall be for a portion of the Additional Purchase Price (as defined below) equal to at least fifty percent (50%) of the Initial Purchase Price, and

                                  (iii)    at least fifteen (15) business days
         prior notice in writing of the Additional Purchase Closing Date has been given to the Purchasers by Martek.

                          The total aggregate additional purchase price for all
Additional Purchases (the "Additional Purchase Price") shall not exceed $10,250,000.00. The dollar amount of the total investment each Purchaser shall make for all Additional Purchases shall not exceed the amount set forth as that Purchaser's "additional purchase commitment" opposite such Purchasers name on
Schedule I hereto. Each Additional Purchase Unit shall consist of one share of Common Stock and an Additional Purchase Warrant to purchase three tenths (3/10) of a share of Common Stock. The number of Additional Purchase Units which each Purchaser is obligated to purchase on an Additional Purchase Closing Date shall be equal to the dollar amount designated by Martek in its notice to the Purchaser (which shall be determined as set forth in the next sentence) divided by the Additional Purchase Unit Price applicable to that Additional Purchase Closing Date. The dollar amount of the investment each Purchaser shall make on an Additional Purchase Closing Date shall be in the same proportion to the total portion of the Additional Purchase Price for that Additional Purchase Closing Date designated by Martek as the total dollars invested by that Purchaser in the Initial Purchase bears to the total Initial Purchase Price. All Additional Purchase Warrants acquired by a given Purchaser shall initially be represented by a single Common Stock Purchase Warrant in the form of Exhibit A, which shall expire three years from the Additional Purchase Closing Date, and shall have an exercise price per one whole share equal to the lesser of (i) the weighted average exercise prices per one whole share of all of the Initial Purchase Warrants and (ii) one hundred and twenty percent (120%) of the average of the closing bid price of the Common Stock on the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded for the thirty (30) trading days ending on the trading day immediately preceding the applicable Additional Purchase Closing Date.

                          (f)     Additional Closing; Payment of Purchase
Price. On each Additional Purchase Closing Date, the Purchasers will pay and deliver to Martek that portion of the Additional Purchase Price being paid on such Additional Purchase Closing Date which is attributable to such Purchaser by wire transfer of immediately available funds.

                          (g)     Additional Closings; Delivery of Common
Shares and Additional Purchase Warrants. On the Additional Purchase Closing Date, against delivery by the each Purchaser of that portion of the Additional Purchase Price to be paid by it as described in Section 1(f), Martek will issue and deliver to such Purchaser (a) a certificate representing that number of the Common Shares to be purchased by it, registered in the name of such Purchaser or the designated nominee(s) of such Purchaser and (b) a fully executed Additional Purchase Warrant to purchase that number of Common Shares attributable to it.

                          (h)     First Anniversary Warrants.  On the first
anniversary of the First Initial Closing Date, (A) if there have been no Additional Purchases, the Purchasers will receive fully executed warrants to purchase an aggregate of 51,250 Common Shares (subject to adjustment as provided in the last sentence of this Section 1(h)); (B) if there has been an Additional Purchase in an amount equal to at least fifty percent (50%) of the Initial Purchase Price, the Purchasers will receive fully executed warrants to purchase an aggregate of 25,625 Common Shares (subject to adjustment as provided in the last sentence of this Section 1(h)) (in the case of either (A) or (B), the "First Anniversary Warrants"); or (C) if there has been an Additional Purchase or Additional Purchases in amounts which, in the aggregate, equal or exceed the Initial Purchase Price, the Purchasers will receive no warrants pursuant to this Section 1(h). Subject to the last sentence of this
Section 1(h), the number of shares underlying the First Anniversary Warrants issued to each Purchaser shall be in the same proportion to 51,250 or 25,625 (in each case, subject to adjustment as provided in the last sentence of this Section 1(h)), as applicable, as the number of Common Shares purchased by that Purchaser in the Initial Purchase bears to the total number of Common Shares purchased by all of the Purchasers in the Initial Purchase, adjusted by Martek in such manner as to avoid fractional shares. All First Anniversary Warrants acquired by a given Purchaser shall initially be represented by a single Common Stock Purchase Warrant in the form of Exhibit A hereto, shall expire three years from the first anniversary of the Initial Closing Date, and shall have an exercise price per one whole share of the lesser of (i) the weighted average exercise prices per one whole share of all of the Initial Purchase Warrants, or
(ii) one hundred and twenty percent (120%) of the average of the closing bid price of the Common Stock on the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded for the thirty (30) trading days ending on the trading day immediately preceding the first anniversary of the Initial Closing Date. In the event that the Initial Purchase Price is less than $10,250,000.00, the references in this
Section 1(h) to 51,250 Common Shares and 25,625 Common Shares, respectively, shall be reduced by multiplying each such figure by a fraction, the numerator of which is the Initial Purchase Price and the denominator of which is $10,250,000.00.

                          (i)     Second Anniversary Warrants.  On the second
anniversary of the First Initial Closing Date, (A) if there have been no Additional Purchases, the Purchasers will receive fully executed warrants to purchase an aggregate of 51,250 Common Shares (subject to adjustment as provided in the last sentence of this Section 1(i)); (B) if there has been an Additional Purchase in an amount equal to at least fifty percent (50%) of the Initial Purchase Price, the Purchasers will receive fully executed warrants to purchase an aggregate of 25,625 Common Shares (subject to adjustment as provided in the last sentence of this Section 1(i)) (in the case of either (A) or (B), the "Second Anniversary Warrants"); or (C) if there has been an Additional Purchase or Additional Purchases in amounts which, in the aggregate, equal or exceed the Initial Purchase Price, the Purchasers will receive no warrants pursuant to this Section 1(i). The number of shares underlying the Second Anniversary Warrants issued to each Purchaser shall be in the same proportion to 51,250 or 25,625 (in each case, subject to adjustment as provided in the last sentence of this Section 1(i)), whichever is applicable, as the number of

Common Shares purchased by that Purchaser in the Initial Purchase bears to the total number of Common Shares purchased by all of the Purchasers in the Initial Purchase, adjusted by Martek in such manner as to avoid fractional shares. All Second Anniversary Warrants acquired by a given Purchaser shall initially be represented by a single Common Stock Purchase Warrant in the form of Exhibit A, shall expire three years from the second anniversary of the Initial Closing Date, and shall have an exercise price per one whole share of the lesser of (i) the weighted average exercise prices per one whole share of all of the Initial Purchase Warrants, or (ii) one hundred and twenty percent (120%) of the average of the closing bid price of the Common Stock on the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded for the thirty (30) trading days ending on the trading day immediately preceding the second anniversary of the Initial Closing Date. In the event that the Initial Purchase Price is less than $10,250,000.00, the references in this Section 1(h) to 51,250 Common Shares and 25,625 Common Shares, respectively, shall be reduced by multiplying each such figure by a fraction, the numerator of which is the Initial Purchase Price and the denominator of which is $10,250,000.00.


                 2. Representations and Warranties of Martek. Martek hereby represents, warrants and agrees, as follows:

                          (a)     Martek is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and corporate authority to carry on its business as it is now being conducted, to execute and deliver this Agreement and the Initial Purchase Warrants, the Additional Purchase Warrants, the First Anniversary Warrants and the Second Anniversary Warrants (collectively, the "Warrants") and to consummate the transactions contemplated hereby and thereby. Martek is qualified as a foreign corporation in the State of Maryland and the Commonwealth of Kentucky, and in every other jurisdiction in which the failure to so qualify would have a material adverse effect on its business. Martek has no subsidiaries.

                          (b)     The authorized capital of Martek consists of
35,000,000 shares of capital stock, (i) of which 30,000,000 shares are designated Common Stock, of which 13,848,859 shares of Common Stock were outstanding and were duly authorized, validly issued, fully paid and nonassessable on April 24, 1998, and (ii) of which 5,000,000 shares are designated preferred stock, par value $.01 per share, none of which were outstanding on April 24, 1998 or are outstanding on the date hereof. Martek has no other classes of stock authorized or outstanding. Martek has reserved from its authorized and unissued capital stock a sufficient number of shares of Common Stock to provide for the issuance of the shares underlying the Warrants upon exercise of the Warrants. As of April 24, 1998, options and warrants to purchase 1,881,505 and 354,372 shares of Common Stock, respectively, were outstanding, and when such options and warrants are exercised and the prescribed exercise price paid, the shares of Common Stock issued with respect to such options and warrants will be duly authorized, validly issued, fully paid and nonassessable. Except as set forth above and granted pursuant to the Rights Agreement, there are no existing options, warrants, calls, commitments or rights of any character to purchase or otherwise acquire from Martek shares of capital stock of any class, no outstanding securities of

Martek that are convertible into shares of capital stock of Martek of any class, and no options, warrants or rights to purchase from Martek any such convertible securities. Martek has no outstanding contractual or other obligation to repurchase, redeem or otherwise acquire any outstanding shares of its capital stock. The issued and outstanding shares of Common Stock have not been, and the Common Shares to be issued to Purchasers hereunder and the Common Shares issuable upon exercise of the Warrants will not be, issued in violation of any preemptive or other rights of any person, whether arising by statute, under the Certificate of Incorporation or By-Laws of Martek or in any other manner known to Martek. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of Martek.

                          (c)     The Board of Directors of Martek has approved
this Agreement and the transactions contemplated hereby in the manner prescribed by law and authorized the execution, delivery and performance of this Agreement and the Warrants.

                          (d)     This Agreement constitutes and the Warrants,
when executed and delivered against payment therefor in accordance with the terms hereof, will constitute, valid and binding obligations of Martek, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and the Warrants, nor the consummation of the transactions contemplated herein and therein, will violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or conflict with or result in any breach of any of the terms of or constitute a default under, or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or encumbrance of any nature under, Martek's Certificate of Incorporation or By-Laws or the terms of any contract or agreement to which Martek is a party or by which Martek or any of the assets and properties of Martek is bound. Neither the execution and delivery by Martek of this Agreement and the Warrants, nor the consummation by Martek of any of the transactions contemplated herein or therein, requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person, except for such notices, consents or approvals which have previously been obtained or which will be obtained on or before each closing date, as applicable, and notices and filings that may be required under applicable state and federal securities laws that will be undertaken after each closing date, as applicable.

                          (e)     Upon consummation of the transactions
contemplated by this Agreement, the Common Shares will be validly issued, fully paid and nonassessable, and the Common Shares issuable upon exercise of the Warrants will, upon exercise and payment of the exercise price therefor, be validly issued, fully paid and nonassessable.

                          (f)     Since becoming subject to the periodic
reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Martek has made all required filings pursuant to the rules and regulations promulgated thereunder, and all such filings complied in all materials respects with the Exchange Act and such rules and regulations as of the date filed with the Securities and Exchange Commission.

                          (g)     Martek owns, or possesses adequate rights to
use, all patents, patent rights, inventions, trade secrets, licenses, know-how, trademarks, service marks, trade names and copyrights which are necessary for the conduct of Martek's business as presently conducted.

                          (h)     Martek agrees to keep reserved from its
authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise of the Warrants to provide for the issuance of Common Stock or other securities on the exercise of the Warrants.

                 3. Representations and Warranties of the Purchasers. Each Purchaser for itself, severally and not jointly, hereby represents, warrants and agrees, as follows:

                          (a)     Such Purchaser is acquiring the Common Shares
and the Warrants subscribed for hereunder for its own account as principal, for investment purposes and not with a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws. Such Purchaser further understands and acknowledges that the offer and sale of the Common Shares, the Warrants and the shares underlying the Warrants (collectively, the "Securities") to the Purchasers pursuant to this Agreement will not be registered under the Securities Act or any state securities laws on the assumption that the offer and sale of the Securities to the Purchasers are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and that Martek's reliance upon such exemption is predicated upon such Purchaser's representations set forth in the Agreement and as shall be made by any holder of the Warrants upon exercise thereof.

                          (b)     Such Purchaser is an "accredited investor"
within the meaning of Rule 501(a) of Regulation D under the Securities Act, and by virtue of such Purchaser's experience in financial and business matters, is capable of evaluating the merits and risks of such Purchaser's investment in the Securities, has the ability to bear the economic risks of such an investment, including a complete loss of the investment, and has the capacity to protect the Purchaser's own interests. For purposes of the requirements of state securities laws, such Purchaser represents that it is solely a resident of the state set forth opposite its name on Schedule I hereto and that the offer and purchase of the Securities pursuant hereto has and will occur solely in such state.

                          (c)     Such Purchaser acknowledges that the Warrants
and the certificates representing the Common Shares and the shares underlying the Warrants shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Securities and the Warrants are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

                 The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

                          (d)     Because the Securities have not been
registered under the Securities Act or applicable state securities laws, such Purchaser acknowledges that the economic risk of the investment must be borne indefinitely by such Purchaser, the Securities cannot be sold by the Purchaser unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available, and while Martek intends to file a registration statement covering the Securities for public resale as set forth in Section 4 below, there is no assurance that the Securities will in fact be so registered.

                          (e)     Such Purchaser hereby acknowledges that
Martek has made available to such Purchaser such books, records, corporate documents and other information as Purchaser considers necessary to evaluating the merits and risks of an investment in the Securities. Such Purchaser and its representatives have had the opportunity to ask questions of representatives of Martek and have received satisfactory responses thereto, and to request and receive all documents concerning Martek and the terms and conditions of such Purchaser's investment. Such Purchaser acknowledges that it has not been offered the Securities by any means of general solicitation or advertisement, and that no commission or sales charge is payable by the Purchaser to any third party in connection with the purchase of the Securities.

                          (f)     Such Purchaser recognizes that investment in
the Securities involves a high degree of risk. In evaluating the suitability of an investment in the Securities, such Purchaser has not (A) relied upon any representations or other information (whether oral or written) other than (i) the representations and warranties set forth in this Agreement, and (ii) the documents and answers to questions furnished to such Purchaser by Martek (or its designated representatives), or (B) relied upon any projections or predictions as to the future business or financial performance of Martek. Such Purchaser is aware that no federal or state agency has made any finding or determination as to the fairness of the Securities for investment, nor any recommendation or endorsement of the Securities.

                 4.       Registration Rights.

                          (a)     Initial Registration.  As soon as
reasonably practicable, but in no event more than thirty-one (31) days following the First Initial Closing Date (except that if the thirty-first day falls on a day which is not a business day, on the next business day following the thirty-first day), Martek shall prepare and file with the Securities and Exchange Commission (and such state securities commissions as may be necessary or appropriate to permit the registration of the Securities in all 50 states and the District of Columbia) a registration statement on Form S-3 (or, if Martek is ineligible to use Form S-3, such other form as Martek deems appropriate) (the "Registration Statement") to effect the registration under the Securities Act and relevant state securities laws of the Securities in connection with (i) the disposition of the Common Shares and the shares received upon exercise of the Warrants by the Purchasers, from time to time in the open market, in one or more transactions (which may involve block transactions), in negotiated, underwritten, or other transactions or through a combination of such methods of sale, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated prices, (ii) the disposition of the Warrants by the Purchasers from time to time in such manner, and (iii) the issuance of the shares underlying the Warrants upon exercise of the Warrants by persons or entities that receive the Warrants upon transfer thereof pursuant to the terms of such Warrants (the "Record Transferees").

                                  All expenses of Martek associated with the
preparation of the Registration Statement and the filing thereof shall be borne by Martek, including the payment of any applicable listing fees. The Purchasers, and, as necessary, Record Transferees shall be responsible for fees and expenses of their own counsel and any commissions or underwriting discounts payable with respect to any resale of the Common Shares and/or shares underlying the Warrants. In connection with the Registration Statement, but subject to the limitations of Section 4(b) hereof, Martek will prepare and file with the Securities and Exchange Commission and any state securities commissions such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and Rule 415 thereunder with respect to the disposition of all the Securities and issuance of all shares underlying the Warrants to Record Transferees covered by such Registration Statement. Notwithstanding the foregoing, Martek will only be required to maintain the effectiveness of the Registration Statement (i) with respect to the Securities registered thereunder for resale by the Purchasers, until the earlier of (a) such time as all of such Securities have been disposed of in accordance with the intended methods of disposition by the Purchasers set forth in such Registration Statement, (b) such date on which each of the Purchasers may dispose of all of the Securities held by it in one transaction in the open market pursuant to Rule 144(k) under the Securities Act, or (c) with respect to the Common Shares and Warrants, two years from the effective date of the Registration Statement, and with respect to the shares underlying the Warrants, two years from the date on which such shares are issued to a Purchaser upon exercise of the Warrants; and (ii) with respect to the shares underlying the Warrants which are registered for issuance to Record Transferees, until the earlier of (a) the expiration of the Warrants in accordance with their terms or (b) the issuance of all of the shares underlying the Warrants pursuant to exercise of the Warrants.

                                  Martek shall furnish to each Purchaser such
number of copies of the Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus included in such Registration Statement and such other related documents as such Purchaser may reasonably request in order to facilitate the disposition of the Securities by such Purchaser.

                          (b)     Limitations.  Notwithstanding the
foregoing, Martek shall notify each Purchaser at any time after effectiveness of the Registration Statement (when a prospectus relating thereto is required to be delivered under the Securities Act) of the happening of any event or other circumstance as the result of which (i) the prospectus included in such Registration Statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or (ii) the continued effectiveness of such Registration Statement or a subsequent Registration Statement, and the use of such prospectus, would otherwise have a material and adverse affect on any proposed or pending acquisition, merger, business combination or other material transaction involving Martek, and, upon receipt of such notice and until Martek makes available to each Purchaser, a supplemented or amended prospectus, each Purchaser shall not offer or sell any Securities pursuant to such Registration Statement and shall return all copies of such prospectus to Martek if requested to do so by it. As promptly as practicable following any such occurrence, Martek shall prepare and furnish to each Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Common Shares, such prospectus shall meet the requirements of the Securities Act and relevant state securities laws, provided that such obligation on the part of Martek shall be suspended for such period of time as Martek considers reasonably necessary and in its best interest due to circumstances then existing (but not more than 120 days). Each Purchaser shall furnish to Martek such information regarding each such Purchaser and its proposed method of distribution of the Securities as Martek may from time to time request and as shall be required by law to effect and maintain the registration of such Securities under the Securities Act and any state securities laws.

                          (c)     Indemnification.

                                  (i)      Martek will indemnify each
Purchaser, each of the officers, directors and partners of, and each person controlling, such Purchaser with respect to which any registration statement under the Securities Act has been filed and become effective pursuant to this Agreement, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus contained in any registration statement covering the Securities for resale, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Purchaser, each of its officers, directors and partners, and each person controlling such Purchaser for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that Martek will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to Martek by such Purchaser specifically for use therein.

                                  (ii)     Each Purchaser will indemnify
Martek, each of its directors and officers, each person who controls Martek within the meaning of the Securities Act, and each other such Purchaser, each of its officers, directors and partners and each person controlling such Purchaser against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Martek, such Purchaser, and such directors, officers, partners or controlling persons for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus in reliance upon and in conformity with written information furnished to Martek by such Purchaser specifically for use therein.

                                  (iii)    Each party entitled to
indemnification under this Section 4(c) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                                  (iv)     In order to provide for just and
equitable contribution to joint liability under the Securities Act in any case in which any person or entity entitled to indemnification under Section 4(c) makes a claim for indemnification pursuant to this Section 4(c) but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4(c) provides for indemnification in such case; then, and in such case, the party that would otherwise be required to indemnify under Section 4(c) will contribute to the aggregate losses, claims, damages or liabilities to which the other parties may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the parties in connection with the losses suffered, as well as any other relevant equitable considerations.

                 5. Information Rights. At such time as Martek is not subject to the reporting requirements of the Exchange Act, and so long as the aggregate number of Common Shares and shares underlying the Warrants then beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange
Act) by a Purchaser is not less than 50% of the sum of the initial number of Common Shares purchased by such Purchaser hereunder and the initial number of shares issuable upon exercise of the Warrants purchased by such Purchaser hereunder, Martek shall deliver the following to such Purchaser:

                          (a)     As soon as available, and in any event within
45 days after the end of each of the first three quarters in each fiscal year of Martek, unaudited consolidated statements of income, cash flows and stockholders' equity for such quarterly period and for the period from the beginning of the then current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of Martek as at the end of such quarterly period, in each case setting forth in comparative form consolidated figures for the corresponding periods in the preceding fiscal year, all in reasonable detail, prepared by Martek in accordance with generally accepted accounting principles consistently followed throughout the periods involved, subject to normal year-end adjustments, and certified by the principal financial officer of Martek and accompanied by a written discussion of operations in summary form with respect to such quarterly period.

                          (b)     As soon as available, and in any event within
90 days after the end of each fiscal year of Martek, consolidated statements of income, cash flows and stockholders' equity for such fiscal year, and a consolidated balance sheet of Martek as at the end of such year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, prepared by Martek in accordance with generally accepted accounting principles consistently followed throughout the periods involved, and certified by Ernst & Young LLP or another nationally recognized firm of independent public accountants, and accompanied by a written discussion of operations in summary form with respect to such fiscal year.

                 6. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, telegram or telex, addressed as follows:

                          (i)     If to Martek:

                                  Martek Biosciences Corporation
                                  6480 Dobbin Road
                                  Columbia, MD  21045
                                  Attention:  Corporate Secretary
                                  Telefax No.:  (410) 740-2985

                          with a copy (which shall not constitute notice) to:

                                  Michael J. Silver
                                  Hogan & Hartson L.L.P.
                                  111 South Calvert Street, 16th Floor
                                  Baltimore, MD  21202
                                  Telefax No.:  (410) 539-6981

                        (ii)      If to Purchasers:

                                  The address listed under each Purchaser's
                        name on Schedule I hereto.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                 7. Publicity. Martek and the Purchasers shall notify each other prior to issuing any press releases or otherwise making any news release or other public announcement with respect to the transactions contemplated hereby, other than as required in connection with any filings with any federal or state governmental or regulatory agency with respect thereto, and in no event will the Purchasers issue any such release or make any such public announcement without the prior approval of Martek. Notwithstanding the foregoing, the Purchasers hereby agree that Martek may issue a press release with regard to the subject matter of this Agreement on or after the First Initial Purchase Closing Date without providing the Purchasers with the notification required by this Section 7.

                 8.       Conditions to Closing.

                 8.1 Initial Purchase; Conditions to Obligations of Purchasers. Each Purchaser's obligation hereunder to purchase and pay for the Initial Purchase Units on the applicable Initial Purchase Closing Date is subject to the satisfaction of the following conditions, any or all of which conditions may be waived by the Purchaser or Purchasers at any time on or prior to the applicable Initial Purchase Closing Date:

                          (a)     Each of the representations and warranties of
Martek contained in Section 2 hereof shall be true on and as of each Initial Purchase Closing Date with the same effect as though made on and as of the such Initial Purchase Closing Date.

                          (b)     As of and on the applicable Initial Purchase
Closing Date, the issuance and sale of the Initial Purchase Units to such Purchaser hereunder shall be legally permitted by all laws and regulations to which such Purchaser is subject.

                 8.2 Initial Purchase; Conditions to Obligations of Martek. Martek's obligation hereunder to sell and issue the Initial Purchase Units on each Initial Purchase Closing Date is subject to the satisfaction of the following conditions, any or all of which conditions may be waived by Martek at any time on or prior to the applicable Initial Purchase Closing Date:

                          (a)     Each of the representations and warranties of
each of the Purchasers contained in Section 3 hereof shall be true on and as of the applicable Initial Purchase Closing Date, with the same effect as though made on and as of such Initial Purchase Closing Date.

                          (b)     As of and on the applicable Initial Purchase
Closing Date, the purchase of the Initial Purchase Units by the Purchaser hereunder shall be legally permitted by all laws and regulations to which Martek is subject.

                         (c)     The First Initial Purchase Closing Date shall
be on or prior to April 27, 1998.

                 8.3 Additional Purchases; Conditions to Obligations of Purchasers. The obligations of the Purchasers to purchase and pay for Additional Purchase Units pursuant to Section 1(e) are subject to the fulfillment, at or prior to each Additional Purchase Closing Date, of each of the following conditions, and the failure to satisfy any such condition shall excuse and discharge all obligations of the Purchasers to carry out their obligations pursuant to Section 1(e), unless such failure is agreed to in writing by the Purchasers:

                          (a)     The closing bid price of the Common Stock on
the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded on the trading day immediately preceding the Additional Purchase Closing Date is within twenty percent (20%) of the weighted average of all Initial Purchase Unit Prices.

                          (b)     Each Additional Purchase requested by Martek
shall be for a portion of the Additional Purchase Price equal to at least fifty percent (50%) of the Initial Purchase Price; and

                          (c)     Prior written notice of the Additional
Purchase Closing Date shall have been received by the Purchasers as required by
Section 1(e)(iii).

                 9.       Miscellaneous.

                          (a)     Martek shall pay the reasonable legal fees
and disbursements of Kirkland & Ellis (counsel to the Purchasers) incident to this Agreement and the transactions contemplated hereunder, up to an aggregate amount of $10,000.00. The Purchasers agree to pay any other expenses incurred by them in completing the transactions contemplated by this Agreement.

                          (b)     This Agreement and the Warrants constitute
the entire agreement between the parties hereto with respect to the transactions contemplated herein, and the Agreement and the Warrants supersede and terminate all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

                          (c)     No amendment or modification hereof shall be
binding unless set forth in writing and duly executed by the parties hereto. This Agreement and the rights and obligations of the parties hereunder may not be assigned without the prior written consent of the other parties hereto.

                          (d)     The representations or warranties of the
Purchasers and Martek contained herein shall survive the execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

                          (e)     Each of the Purchasers and Martek agrees to
take such further actions and to execute and deliver such further instruments as may reasonably be necessary from time to time in order to fully effectuate the purposes, terms and conditions of this Agreement.

                          (f)     For purposes of this Agreement, the term
"business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Maryland are authorized or obligated by law or executive order to close. For purposes of this Agreement, the term "trading day" shall mean any day on which the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded is open for regular trading.

                          (g)     This Agreement shall be enforced, governed
and construed in accordance with the laws of the State of Delaware. The parties hereby expressly agree that all claims in respect of this Agreement shall be brought in the state and federal courts of the State of Maryland, the parties hereby irrevocably submit to the jurisdiction of such courts for purposes of any such action and the parties hereby expressly waive the right to a jury trial in connection with any such action. The Purchasers acknowledge that any breach or threatened breach by a Purchaser of the terms of this Agreement would cause irreparable harm to Martek which would not be compensable by money damages alone, and the Purchasers agree that Martek shall have the right to enforce this Agreement and any such terms by injunction, specific performance or other equitable relief in order to prevent or restrain any such breach by a Purchaser.

                          (h)     This Agreement and the rights, power and
duties set forth herein shall be binding upon the Purchasers and Martek, their successors and assigns, and shall inure to the benefit of Martek and the Purchasers, respectively. Failure of the Purchasers or Martek to exercise any right or remedy under this Agreement, or a delay by the Purchasers or Martek in exercising the same, will not operate as a waiver thereof. No waiver by the Purchasers or Martek will be effective unless and until it is in writing and signed by the party whose consent is required by the terms hereof.

                          (i)     It is the explicit intention of the parties
hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertaking and agreement set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by the parties hereto or their respective successors and assigns as permitted hereunder.

                          (j)     If any provision or clause of this Agreement
shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such provision or clause had never been contained in the Agreement, and there shall be deemed substituted therefor such other provision or clause as will most nearly accomplish the intent of the parties as expressed in this Agreement to the fullest extent permitted by law.

                          (k)     This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be executed, as of the date written below.




Date: April 27, 1998




MARTEK BIOSCIENCES CORPORATION


By:
    -----------------------------------
    Peter L. Buzy
    Chief Financial Officer

PURCHASERS:

VECTOR LATER STAGE EQUITY FUND II, L.P.

By:  Vector Fund Management LLC
         its General Partner

         By:
              --------------------------

         Its:
              --------------------------

Closing Date: April 27, 1998


MOORE GLOBAL INVESTMENTS, LTD.

By:
    --------------------------------------

Name:
      ------------------------------------

Title:
      -------------------------------------

Closing Date: April 27, 1998


J.N. WHIPPLE, III

By:
    ---------------------------------------

Name:
      -------------------------------------

Title:
       ------------------------------------

Closing Date: April 27, 1998


BUENA VISTA PARTNERS, LLC

By:
    ---------------------------------------

Name:
      -------------------------------------

Title:
       ------------------------------------

Closing Date: April 27, 1998

REMINGTON INVESTMENT STRATEGIES, L.P.

By:
   --------------------------------------

Name:
      -----------------------------------

Title:
       ----------------------------------

Closing Date: April 27, 1998

                                   SCHEDULE I


NAME AND ADDRESS OF PURCHASER              INITIAL                ADDITIONAL
-----------------------------             PURCHASE                 PURCHASE            STATE OF RESIDENCE
                                         COMMITMENT               COMMITMENT           ------------------
                                         ----------               ----------
Vector Later-Stage Equity Fund II,       $5,000,000.00           $5,000,000.00           Illinois, U.S.A.
L.P.
1751 Lake Cook Road
Deerfield, IL 60015
Attn: Sandra Panem
Telephone: 847-374-3862
Facsimile: 212-702-2114

Moore Global Investments, Ltd.           $3,690,000.00           $3,690,000.00              Bahamas
1251 6th Avenue
53rd Floor
New York, NY 10020
Attn: George Haywood
Telephone: 212-782-7000
Facsimile: 212-782-7557

Remington Investment Strategies, L.P.      $810,000.00             $810,000.00           Delaware, U.S.A.
1251 6th Avenue
53rd Floor
New York, NY 10020
Attn: George Haywood
Telephone: 212-782-7000
Facsimile: 212-782-7557

J.N. Whipple, III                          $500,000.00             $500,000.00           Illinois, U.S.A.
135  South LaSalle Street
Suite 2460
Chicago, IL 60603
Telephone: 312-782-3725
Facsimile: 312-782-3688

Buena Vista Partners, LLC                  $250,000.00             $250,000.00           Illinois, U.S.A.
330 Spring Creek
Rockford, IL 61107
Attn: John Anderson
Telephone: 815-637-7619
Facsimile: 815-637-7629

TOTAL:                                  $10,250,000.00          $10,250,000.00

                                   EXHIBIT A

THIS STOCK PURCHASE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.


                         MARTEK BIOSCIENCES CORPORATION

                         COMMON STOCK PURCHASE WARRANT

                                EXPIRING [DATE]

Number of Shares: _________________________           Warrant No.______________


         Martek Biosciences Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, [NAME OF HOLDER], or its registered assigns (the "Holder"), is entitled, subject to the terms and conditions herein set forth, to purchase from the Company at any time before 5:00 p.m. New York City time on [DATE], [NUMBER OF SHARES] of Common Stock of the Company, par value $.10 per share ("Common Stock"), at a price of $[PRICE PER SHARE] per share ("Warrant Price"). The Warrant Price and the number of shares of Common Stock for which this warrant (the "Warrant") may be exercised are subject to adjustment as provided herein. This Warrant is one of a duly authorized issue of Warrants of like tenor of the Company to be issued from time to time pursuant to the terms of, and subject to, that certain Common Stock and Warrant Purchase Agreement, dated _________________, by and among the Company and the Purchasers named in Schedule I thereto (the "Purchase Agreement"). Any transferee of this Warrant, by acceptance hereof, assumes and agrees to the rights and restrictions set forth herein and in the Purchase Agreement.

         2. Adjustment of Warrant Price and Number of Shares. The number of shares of Common Stock issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events as follows:

                 (a) Stock Splits, Dividends and Stock Combinations. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, or shall issue a stock dividend on such shares of Common Stock or on any security or right convertible into shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased and the Warrant Price shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately decreased, and the Warrant Price proportionately increased, effective at the time of such subdivision, dividend or combination as the case may be.

                 (b) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change in the outstanding shares of Common Stock, or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant to purchase such kind and amount of shares of stock and other securities and property which such Holder would have received had such Holder exercised this Warrant in full immediately prior to such reclassification, capital reorganization or other change, consolidation or merger (including, without limitation, provisions for adjustments of the number of shares of Common Stock purchasable and receivable upon exercise of this Warrant and adjustments to the Warrant Price as necessary). The foregoing provisions of this subsection 2(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

                 (c) Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

         3.      No Stockholder Rights.

                 (a) Except as set forth in subsection 3(b) below, this Warrant, by itself as distinguished from the shares purchasable hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company.

                 (b) If the Company shall effect an offering of shares of Common Stock or other stock pro rata among it stockholders, the Holder shall be entitled, at the Holder's option to the extent this Warrant is then exerciseable and has not been exercised, to elect to participate in each and every such offering as though this Warrant had been exercised and the Holder were, at the time of any rights offering, then a holder of that number of shares of Common Stock to which the Holder is then entitled upon exercise of this Warrant.

         4. Authorization and Reservation of Stock. The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

         5.      Exercise of Warrant.

                 (a) Exercise Procedures. This Warrant may be exercised in whole or in part by the surrender of this Warrant, together with the Notice of Exercise attached hereto as Exhibit A and, if the exercise is by the initial Holder hereof or any subsequent Holder during any period when the Warrant Shares are not registered for issuance pursuant hereto under the Securities Act of 1933 (the "Securities Act"), the Investment Representation Statement in the form attached hereto as Exhibit B, duly completed and executed, at the principal office of the Company prior to 5:00 p.m. on [DATE], accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Common Stock or other securities being purchased. Notwithstanding the foregoing, this Warrant may not be exercised by Holders, other than the initial Holder hereof (or their affiliates), during the period (the "Registration Period") commencing on the date of the transfer to such Holder and ending on the effective date of a registration statement under the Securities Act covering the issuance of the Warrant Shares to such subsequent Holders (or, if such registration statement is withdrawn prior to its effectiveness, for a period ending six months from the date of withdrawal). This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon such exercise. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which this Warrant was not exercised.

                 (b) Fractional Shares. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the fair market value of such fractional interest. For purposes hereof "fair market value" of a share of Common Stock shall be determined as follows: if on the date the determination is made the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, the fair market value of the Common Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the date on which such determination is being made (or, if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Common Stock is not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be determined by the Company's board of directors in good faith (whose good faith determination shall be conclusive).

                 (c) Legends. Except in the case of exercises by holders other than the initial Holder after the expiration of the Registration Period, each certificate for Warrant Shares initially issued upon exercise of this Warrant shall bear the following legend:

                 This securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

                          Any certificate issued at any time in exchange or
substitution for any certificate bearing such legend shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to the restriction on transferability. The provisions of this Section 5 shall be binding upon all holders of this Warrant.

         6. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part provided that the transferring Holder executes and delivers to the Company an instrument of assignment in the form of Exhibit C hereto and, if transferred prior to effectiveness of a registration statement covering dispositions of the Warrants under the Securities Act, an opinion of counsel to the effect that such transfer may occur without such registration.

         7. Period of Exercise. This Warrant will terminate and shall no longer be exerciseable at 5:00 p.m., New York City time, on [DATE].

         8. Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         9. Miscellaneous. This Warrant shall be governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Holder hereof. If any provision or clause of this Warrant shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such provision or clause had never been contained in the Warrant, and there shall be deemed substituted therefor such other provision or clause as will most nearly accomplish the intent of the Company and the initial holder of this Warrant as expressed in this Warrant to the fullest extent permitted by law. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by the Company of a holder hereof pursuant to this Warrant shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, telegram or telex, addressed as follows:

                          (i)     If to the Company:

                                  Martek Biosciences Corporation
                                  6480 Dobbin Road
                                  Columbia, MD  21045
                                  Attention:  Corporate Secretary
                                  Telefax No.:  (410) 740-2985

                        (ii) If to a Holder, to the last address shown on the books of the Company or at any more recent address of which any holder hereof shall have notified the Company in writing pursuant to the terms hereof.

The Company or a Holder hereof may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.



         ISSUED this ____th day of __________, _____.


                                        MARTEK BIOSCIENCES CORPORATION


                                        By:
                                            ------------------------------

                                   EXHIBIT A
                 TO COMMON STOCK PURCHASE WARRANT, DATED [DATE]

                               NOTICE OF EXERCISE


TO:  MARTEK BIOSCIENCES CORPORATION


         1. The undersigned hereby elects to purchase ________ shares of Common Stock of Martek Biosciences Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other names as is specified below and issue to the undersigned a new Warrant representing the balance of the attached Warrant to the extent not exercised in full:

                       ----------------------------------------
                       (Name)


                       ----------------------------------------
                       (Address)



---------------------               -----------------------------------------
(Date)                              (Name of Warrant Holder)

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

                                    (name of purchaser, and title and signature of authorized person)

                                   EXHIBIT B
                 TO COMMON STOCK PURCHASE WARRANT, DATED [DATE]


                      INVESTMENT REPRESENTATION STATEMENT



Date:_____________________, 199__
                                                              ________ Shares of
                                                                 Common Stock of
                                                  Martek Biosciences Corporation


         In connection with the purchase of the above-listed securities pursuant to exercise of the warrant referred to herein, the undersigned (the "Holder") hereby represents to Martek Biosciences Corporation (the "Company") as follows:

         1. Receipt of Information. The Holder has received all the information it considers necessary or appropriate to determine whether to purchase the shares of Common Stock (the "Warrant Shares") issuable upon exercise of the Warrant dated [DATE] (the "Warrant") originally issued by the Company pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement, dated [DATE], by and among the Company and the Purchasers named in
Schedule I thereto (the "Purchase Agreement").

         2.      Investment Representations.

                          (a)     The Holder is acquiring the Warrant Shares to
be received upon exercise of this Warrant for its own account as principal, for investment purposes and not with a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws, and further understands and acknowledges that the offer and sale of the Warrant Shares to the Holder pursuant to this Warrant will not be registered under the Securities Act or any state securities laws on the assumption that the offer and sale of the Warrant Shares are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and that Company's reliance upon such exemption is predicated upon such Holder's representations set forth herein.

                          (b)     The Holder is an "accredited investor" within
the meaning of Rule 501(a) of Regulation D under the Securities Act, and by virtue of such Holder's experience in financial and business matters, is capable of evaluating the merits and risks of such Holder's investment in the Warrant Shares, has the ability to bear the economic risks of such an investment, including a complete loss of the investment, and has the capacity to protect the Holder's own interests. For purposes of the requirements of state securities laws, such Holder represents that it is solely a resident of the state of ____________________ and that the offer and purchase of the Warrant Shares pursuant hereto will occur solely in such state.

                          (c)     The Holder acknowledges that the certificates
representing the Warrant Shares shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Warrants Shares are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

                 The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

                          (d)     Because the Warrant Shares have not been
registered under the Securities Act or applicable state securities laws, the Holder acknowledges that the economic risk of the investment must be borne indefinitely by such Holder, the Warrant Shares cannot be sold by the Holder unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available, and there is no assurance that the Warrant Shares will ever be so registered in the future.

                          (e)     The Holder hereby acknowledges that the
Company has made available to such Holder such books, records, corporate documents and other information as such Holder considers necessary to evaluating the merits and risks of an investment in the Warrant Shares. Such Holder and its representatives have had the opportunity to ask questions of representatives of the Company and has received satisfactory responses thereto, and to request and receive all documents concerning the Company and the terms and conditions of such Holder's investment in the Warrant Shares. The Holder acknowledges that it has not been offered the Warrant Shares by any means of general solicitation or advertisement, and that no commission or sales charges is payable to any third party in connection with the exercise of the Warrant.

                          (f)     The Holder recognizes that investment in the
Warrant Shares involves a high degree of risk. Such Holder is aware that no federal or state agency has made any finding or determination as to the fairness of the Warrant Shares for investment, nor any recommendation or endorsement of the Warrant Shares.

Dated: __________, 199__          HOLDER:

                                                  ------------------------------
                                                  (Signature)

                                                  ------------------------------
                                                  (Typed or Printed Name)

                                                  ------------------------------
                                                  (Title)

                                   EXHIBIT C
                 TO COMMON STOCK PURCHASE WARRANT, DATED [DATE]

                                   ASSIGNMENT

           TO BE EXECUTED BY THE REGISTERED HOLDER IF HE, SHE OR IT
                  DESIRES TO TRANSFER THE WITHIN WARRANT OF

                         MARTEK BIOSCIENCES CORPORATION


         FOR VALUE RECEIVED   _____________________________________ hereby

sells, assigns and transfers unto ______________________ with an address at __________________________, the right to purchase _________________ shares of
Common Stock of Martek Biosciences Corporation (the "Company") covered by the within Warrant, and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.



                          Name of Holder:
                                         ------------------------------------

                          Signature
                                    -----------------------------------------

                          Print Name:
                                      ---------------------------------------

                          Title:
                                      ---------------------------------------

                          Address:
                                      ---------------------------------------

Dated:  __________________________, 199___

In the presence of


------------------------------------------


                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or change whatsoever.